No. 3525-0087



               PROPERTY PER RISK REINSURANCE AGREEMENT
               ---------------------------------------

                              between

               SELECTIVE INSURANCE COMPANY OF AMERICA
                   SELECTIVE WAY INSURANCE COMPANY
             SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
             SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                     EXCHANGE INSURANCE COMPANY

                                and

The Participants Subscribing to the Respective Interests and Liabilities Contracts to which this Agreement as attached (hereinafter referred to as the "Reinsurer")



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                                              No. 3525-0087

                          TABLE OF CONTENTS
                          -----------------

 ARTICLE                                                PAGE
 -------                                                ----

   I          RETENTION OF COMPANY AND LIABILITY
              OF REINSURER                               1

   II         EXHIBITS COVERED                           2

   III        LINES OF BUSINESS COVERED                  2

   IV         SEVERABILITY                               2

   V          EXCLUSIONS                                 3

   VI         TERRITORY                                  4

   VII        ULTIMATE NET LOSS                          4

   VIII       DECLARATORY JUDGMENT EXPENSES              5

   IX         EXTRA CONTRACTUAL OBLIGATIONS              6

   X          EXCESS JUDGMENTS CLAUSE                    7

   XI         CLAIMS                                     7

   XII        SUBROGATION AND SALVAGE                    8

   XIII       SELF-INSURED OBLIGATIONS                   8

   XIV        ERRORS AND OMISSIONS                       9

   XV         RESERVES AND TAXES                         9

   XVI        ACCESS TO RECORDS                          10

   XVII       INSOLVENCY CLAUSE                          10

   XVIII      ARBITRATION                                11

   XIX        OFFSET AND SECURITY CLAUSE                 12


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                                              No. 3525-0087

                          TABLE OF CONTENTS
                          -----------------
                             (continued)

   XX         COMMENCEMENT AND TERMINATION               13

   XXI        EXTENDED TERMINATION                       14


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                                              No. 3525-0087

               PROPERTY PER RISK REINSURANCE AGREEMENT
               ---------------------------------------

     THIS REINSURANCE AGREEMENT made and entered into by and between the SELECTIVE INSURANCE COMPANY OF AMERICA, SELECTIVE WAY INSURANCE COMPANY, both of Branchville, New Jersey, SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST, SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, both of Charlotte, North Carolina, EXCHANGE INSURANCE COMPANY, of Buffalo, New York (hereinafter collectively referred to as the "Company") and the participants subscribing to the respective Interests and Liabilities Contracts to which this Agreement is attached (hereinafter referred to as the "Reinsurer").

     WITNESSETH:
     The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                          ARTICLE I
                          ----------

RETENTION OF COMPANY AND LIABILITY OF REINSURER
-----------------------------------------------

     The retention of the Company and the liability of the Reinsurer and all other benefits accruing to the Company, as provided in this Agreement or any amendments thereof, shall apply to the parties comprising the Company as a group and not separately to each of the parties. Any payments by the Reinsurer to any of the parties comprising the Company shall discharge the Reinsurer's liability under this Agreement.

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                                              No. 3525-0087

                          ARTICLE II
                          ----------

EXHIBITS COVERED
----------------

     The Company will reinsure with the Reinsurer and the Reinsurer will accept reinsurance from the Company as set forth in Exhibits A, B and C which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as follows:

               Exhibit A -First Excess of Loss Cover

               Exhibit B -Second Excess of Loss Cover

               Exhibit C -Third Excess of Loss Cover

                          ARTICLE III
                          -----------

LINES OF BUSINESS COVERED
-------------------------

     (a) All business classified by the Reinsured as Property including but not limited to Fire, Allied Lines, Earthquake, Inland Marine, Property Sections of Homeowners, Farmowners, Businessowners, and Commercial Multi-Peril Policies, Legal Liability Coverage when written on a Property or Inland Marine form, Automobile Physical Damage, and Fidelity when included in a multi-peril policy.

     (b) In addition to the terms and conditions contained herein, it is specifically understood and agreed that the business subject to recoveries under this Agreement and the Exhibits attached shall be limited to business which is written in accordance with the Company's SBU Guidelines. Any change in Company underwriting philosophy which significantly impacts the Company's SBU Guidelines shall be discussed with the lead Reinsurer.

                          ARTICLE IV
                          ----------

SEVERABILITY
------------

     If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in

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                                              No. 3525-0087

such state, but this shall not affect the validity or enforceability of any other provisions of this Contract or the enforceability of such provision in any other jurisdiction.

                          ARTICLE V
                          ---------

EXCLUSIONS
----------

     (a) This Agreement does not cover risks specifically listed below unless individually submitted by the Company to the Reinsurer for inclusion hereunder, and, if specially accepted by the Reinsurer, such business shall then be covered under the terms of this Agreement, except as such terms shall be modified by such acceptance:

          1.   All Lines of Business not specifically covered hereunder.

          2. Financial Guarantees, Financial Insurance (including residual value or similar types of coverage) and Insolvency.

          3. Reinsurance assumed by the Company under obligatory reinsurance agreements and excess of loss reinsurance agreements, other than inter-company reinsurance between the companies comprising the "Company" under this Agreement, but this will not exclude reinsurance written by the Company over Self-Insured retentions.

          4. Pools, Associations and Syndicates business as per the attached Pools, Associations and Syndicates Clause

          5. Policies issued with a deductible greater than $l00,000; provided this exclusion shall not apply to policies which customarily provide a percentage deductible on the perils of Earthquake, Windstorm or to policies in respect of the Company's so-called "Board of Education Enhancements" program.

          6. The following Automobile Physical Damage kinds of risks and perils:

               (i)  Collision or upset.
               (ii) Wrongful conversion, embezzlement or secretion.
               (iii)Manufacturers' stock at factories.

          7. Flood, surface water, waves, tidal water or tidal waves, overflow of streams or other bodies of water or spray from any of the foregoing written as a stand-alone policy.

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                                              No. 3525-0087

          8. Earthquake, landslide and other earth movement, when written as a stand-alone policy.

          9. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy containing a standard war exclusion clause.

          10. Loss or liability excluded by the provisions of Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance - No. 2 and Reinsurance - No. 4 attached hereto. The word "Reassured" used therein means "Company".

          11.  Insolvency Funds Exclusion Clause attached.

          12. Mortgage impairment insurances when written and classified as such, however this exclusion shall not apply to standard mortgage errors and omissions policies.

                          ARTICLE VI
                          ----------

TERRITORY
---------

     This Agreement applies only to policies on a worldwide basis.

                          ARTICLE VII
                          -----------

ULTIMATE NET LOSS
-----------------

     (a) The term "Ultimate Net Loss" as used in this Agreement means the sum actually paid by the Company in settlement of losses for which it is held liable, including Declaratory Judgment Expenses in accordance with the provisions of Article VIII, Extra Contractual Obligations in accordance with the provisions of Article IX, and all expenses incurred by the Company in settlement or defense of claims, including taxed court costs, pre-judgment and post-judgment interest, and loss expenses incurred in the investigation, adjustment, litigation, defense and settlement of claims made against the Company under the policies reinsured hereunder.

     (b) Recoveries, salvages and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement, whether collectible or not, shall be deducted in arriving at the "ultimate net loss."

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                                              No. 3525-0087

     (c) All office expenses of the Company and all salaries and expenses of its officials and employees are excluded under this Agreement.

     (d) In the event of the insolvency of the Company, "ultimate net loss" means the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of Article XVII of this Agreement.

     (e) In calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurance or reinsurance agreement which the company retains net for its own account shall be included.

     (f) The amount of the Reinsurers' liability hereunder in respect to any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers whether specific or general any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.

                          ARTICLE VIII
                          ------------

DECLARATORY JUDGMENT EXPENSES
-----------------------------

     The term "Declaratory Judgment Expenses" shall mean legal expenses paid by the Company for the investigation, analysis, evaluation, and/or resolution of litigation of coverage issues between the Company and any other party to determine the Company's obligation to defend, indemnify and/or pay on behalf of its insured(s) under policies reinsured hereunder arising from a specific claim or claims.
          The date on which Declaratory Judgment Expenses are incurred by the Company shall be deemed, in all circumstances, to be the same dates as the specific claim or claims under the policy reinsured hereunder.
          Recoveries from any form of insurance and/or reinsurance that protect the Company against claims the subject matter of this clause will inure to the benefit of the

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                                              No. 3525-0087

Reinsurer and shall be deducted from the total amount of Declaratory Judgment Expenses for purposes of determining the amount recoverable hereunder.

                          ARTICLE IX
                          ----------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

     (a) The Agreement shall protect the Company within the limits hereof, where ultimate net loss includes 90% of any Extra Contractual Obligations.

     (b) "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this agreement, which arise from the handling of any claim on business covered hereunder (including awards to a third party claimant in excess of the Company's policy limit)such liabilities arising because of, but not limited to the following: failure by the company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

     (c) The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

     (d) This article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

     (e) Recoverables from any form of insurance or reinsurance which protects the Company against claims which are subject matter of this clause will inure to the benefit of the reinsurer and shall be deducted in arriving at the amount of the Company's ultimate net loss.

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                                              No. 3525-0087

                          ARTICLE X
                          ---------

EXCESS JUDGMENTS CLAUSE

     (a) In the event a claimant is awarded an amount in excess of the Company's policy limit as a result of the Company's alleged or actual tortious conduct in the handling of the investigation, defense or settlement of the claim made against the Company's insured and an action is brought by the insured or assignee and a judgment rendered against the Company for an amount in excess of the Company's policy limit, 90% of that portion of the award made to the claimant which is in excess of the Company's policy limit shall be added to the amount of the Company's policy limit and the sum thereof shall be considered one loss, subject to the provision in (b) below and other provisions, exclusions and limitations set forth in this Agreement.

     (b) Recoveries from any form of insurance or reinsurance which protect the Company against claims the subject matter of this clause will inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's ultimate net loss.

                          ARTICLE XI
                          ----------

CLAIMS
------

     (a) The Company shall advise the Reinsurer promptly of all claims and any subsequent developments pertaining thereto which in its opinion may develop into losses involving reinsurance hereunder.

     (b) The Company has the obligation to investigate and, to the extent that may be required by the policies reinsured hereunder, defend any claim affecting this reinsurance and to pursue such claim to final determination.

     (c) It is understood that when so requested the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the defense or control of any claim or suit or proceeding involving this

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                                              No. 3525-0087

reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such suit or claim or proceeding.

                          ARTICLE XII
                          -----------

SUBROGATION AND SALVAGE
-----------------------

     (a) The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss.

     (b) Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.


     (c) In the event there are any recoveries, salvages or reimbursements recovered subsequent to a loss settlement, it is agreed that if the expenses incurred in obtaining salvage or other recoveries are less than the amount recovered, such expenses shall be borne by each party in the proportion that each party benefits from the recoveries. If the expense incurred in obtaining salvage or other recoveries is greater than the amount recovered, the salvage or other recoveries shall first be applied to the reimbursement of the expense of recovery and the remaining expense shall be borne by the Company and the Reinsurer in proportion to the liability of each party for the loss before such recovery had been obtained. Expenses hereunder shall exclude all office expenses of the Company and all salaries and expenses of its officials and employees.

                          ARTICLE XIII
                          ------------

SELF-INSURED OBLIGATIONS
------------------------

     (a) As respects all business the subject matter hereof, where the coverage has been agreed upon between the Company and the Reinsurer, this Agreement shall cover all obligations of the Company assumed by it as a self-insurer (or self-insured obligations in

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                                              No. 3525-0087

excess of any valid and collectible insurance available to the Company) to the same extent as if all types of insurance covered by this Agreement were afforded under the broadest forms of agreements issued by the Company.

     (b) An insurance or reinsurance wherein the Company hereby reinsured and/or its affiliated and/or subsidiary Companies are named as the Insured or Reinsured party, either alone or jointly with some other party, shall be deemed to be an insurance or reinsurance coming within the scope of this Agreement, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company hereby reinsured and/or its affiliated and/or subsidiary Companies are named as the Insured or Reinsured party or one of the Insured or Reinsured parties.

                          ARTICLE XIV
                          -----------

ERRORS AND OMISSIONS
--------------------

     Any inadvertent delay, error or omission on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof, but the liability of the Reinsurer under this Agreement or any exhibits or endorsements attached hereto shall in no event exceed the limits specified therein.


                          ARTICLE XV
                          ----------

RESERVES AND TAXES
------------------

     (a) The Reinsurer shall maintain legal reserves with respect to unearned premiums and all claims hereunder in accordance with the Exhibits as attached hereto.

     (b) The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

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                                              No. 3525-0087

                          ARTICLE XVI
                          -----------

ACCESS TO RECORDS
-----------------

     The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                          ARTICLE XVII
                          ------------

INSOLVENCY CLAUSE
-----------------

     The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of setoff and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

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                                              No. 3525-0087

                          ARTICLE XVIII
                          -------------

ARBITRATION
-----------

     (a) As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Branchville, New Jersey unless otherwise agreed.

     (b) The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

     (c) The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant's brief and the claimant may submit a reply brief within l0 days after receipt of the respondent's brief.

     (d) The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

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                                              No. 3525-0087

     (e) If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this clause and communications shall be made by the Company to each of the reinsurers constituting the one party, provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

     (f) Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and all other costs.

                          ARTICLE XIX
                          -----------

OFFSET AND SECURITY CLAUSE
--------------------------

     (a) Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

     (b) Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereinafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of

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                                              No. 3525-0087

applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

     (c) The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

     (d) Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement. In the event of the insolvency of either party to this agreement, then offsets shall only be allowed to the extent permitted by the applicable law of the insolvency party's "state of domicile."

                          ARTICLE XX
                          ----------

COMMENCEMENT AND TERMINATION
----------------------------

     (a) This Agreement and the Exhibits attached hereto shall take effect as of 12:01 A.M., July 1, 1996 and shall, except as otherwise stipulated herein or in any Exhibit hereto or any Endorsement hereof, continue in full force and effect until terminated as hereinafter provided. In the event of termination of this agreement, the Reinsurer shall return the unearned premium and shall not be liable for losses occurring after the anniversary date. However, the Reinsured shall have the option to continue coverage hereon for business in force at the existing rate applied to the unearned subject premium income portfolio at the date of termination; not to exceed 12 months plus odd time.

     (b) This Agreement or any of the Exhibits may be cancelled at any time by mutual agreement or as of any January 1, April 1, July 1 or October 1 by either party giving 90 days notice to the other stating when thereafter cancellation shall be effective.

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                                              No. 3525-0087

     (c) Every notice of termination shall be given by registered or certified letter addressed to the intended recipient at such recipient's address as hereinabove set forth. In determining whether the requisite number of days' notice has been given in any case, the date of termination shall be counted but the date of mailing shall not.

     (d) Notwithstanding the termination of this Agreement or any Exhibit as attached hereto, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

                          ARTICLE XXI
                          -----------

EXTENDED TERMINATION
--------------------

     If this Agreement should terminate while an occurrence giving rise to a claim hereunder is in progress, subject to the other conditions of this Agreement, the Reinsurer shall be liable for its proportion of the entire loss or damage caused by such occurrence.

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                                              No. 3525-0087
                                              EXHIBIT A

                          EXHIBIT A
                          ---------

                  FIRST EXCESS OF LOSS COVER
                  --------------------------

                           Section 1
                           ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996 under the Company's policies in force as of 12:01A.M., July 1, 1996 and new and renewal policies becoming effective on and after said date, covering business classified by the Company as set forth in the Article entitled Lines of Business Covered of the Agreement, except as excluded in the Article entitled Exclusions of the Agreement, subject to the limitations set forth in Section 2 hereof.

                          Section 2
                          ---------

LIMITS OF COVER
---------------

     (a) The Reinsurer shall not be liable for any loss until the Company's ultimate net loss on each risk in each occurrence involving one or more of the perils covered under this Agreement exceeds $400,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in excess of $400,000; but the Reinsurer's liability shall not exceed $2,100,000 on each risk in each occurrence; provided, the aggregate of reinsurance losses shall not exceed $6,300,000 in any one occurrence.

     (b) The Company shall be the sole judge of what constitutes one risk. The definition of risk shall include Commercial Automobile Physical Damage at the location of the risk. When the Company provides an insured with a separate sublimit for Flood and/or Earthquake on an occurrence or annual limit basis, it is its intention to reserve the option to judge a loss or losses caused by one occurrence and falling to the sublimit as being one risk each insured.

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                                              No. 3525-0087
                                              EXHIBIT A

                          Section 3
                          ---------

DEFINITIONS
-----------

     (a) The term "Company's net premiums earned" used herein means the Company's net premiums written (i.e., gross premiums less return premiums and less premiums for reinsurance ceded which inures to the benefit of this cover) during the period for which computation is being made, plus the net unearned premiums at the beginning of the period, less the net unearned premiums at the end of the period; said unearned premiums to be computed on the monthly pro rata basis.

     (b) The term "policies" means each of the Company's binders, policies, contracts, cessions and certificates providing insurance on the perils and classes of business covered hereunder.

     (c) The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which, with respect to Continental U.S. losses and/or Canadian losses, occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of an directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:


     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one

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                                              No. 3525-0087
                                              EXHIBIT A

          municipality or county and the municipalities or counties contiguous thereto arising out of an directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this subsection (c)) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

     4. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

     For all those "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

     No individual losses occasioned by an event that would be covered by 72 hours clause may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                          Section 4
                          ---------

REINSURANCE PREMIUM
-------------------

     (a) As premium for the reinsurance provided hereunder during each contract year, the Company shall pay the Reinsurer 2.44% of its net earned premium for the contract year, subject to an annual minimum premium of $3,440,000.

     (b) The Company shall pay the Reinsurer an annual deposit premium of $4,300,000 in four equal installments of $1,075,000 on January 1, April 1, July 1 and October 1 of each year this Agreement remains in effect.

PAGE


                                              No. 3525-0087
                                              EXHIBIT A

     (c) "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 85% of the Company's individual premiums on Homeowners and Farmowners policies other than as respects Personal Article Floaters (PAF) and 65% of the Company's indivisible premiums on Businessowners policies shall be considered applicable to the perils and classes of business covered hereunder shall be considered subject premium.

                          Section 5
                          ---------

REINSTATEMENT
-------------

     In the event of the whole or any portion of the liability under this Agreement being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of occurrence of the loss at no additional premium.

                          Section 6
                          ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.


     (b) Payment by the Reinsurer of its proportion of losses and loss expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of amount paid or to be paid by the Company is received by the Reinsurer. The Company may, however, give the Reinsurer written notice of its intention to pay any loss on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

PAGE


                                              No. 3525-0087
                                              EXHIBIT A

     This Exhibit A is attached to and forms part of Reinsurance Agreement No.3525-0087 issued to SELECTIVE INSURANCE COMPANY OF AMERICA, SELECTIVE WAY INSURANCE COMPANY, SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST, SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0087
                                              EXHIBIT B

                          EXHIBIT B
                          ---------

                   SECOND EXCESS OF LOSS COVER
                   ---------------------------

                           Section 1
                           ---------

COVER
-----

The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996 under the Company's policies in force as of 12:01A.M., July 1, 1996 and new and renewal policies becoming effective on and after said date, covering business classified by the Company as set forth in the Article entitled Lines of Business Covered of the Agreement, except as excluded in the Article entitled Exclusions of the Agreement, subject to the limitations set forth in Section 2 hereof.

                          Section 2
                          ---------

LIMITS OF COVER
---------------

     (a) The Reinsurer shall not be liable for any loss until the Company's ultimate net loss on each risk in each occurrence involving one or more of the perils covered under this Agreement exceeds $2,500,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in excess of $2,500,000; but the Reinsurer's liability shall not exceed $2,500,000 on each risk in each occurrence; provided, the aggregate of reinsurance losses shall not exceed $7,500,000 in any one occurrence.

     (b) The Company shall be the sole judge of what constitutes one risk. When the Company provides an insured with a separate sublimit for Flood and/or Earthquake on an occurrence or annual limit basis, it is its intention to reserve the option to judge a loss or losses caused by one occurrence and falling to the sublimit as being one risk each insured.

PAGE


                                              No. 3525-0087
                                              EXHIBIT B

                          Section 3
                          ---------

DEFINITIONS
-----------

     (a) The term "Company's net premiums earned" used herein means the Company's net premiums written (i.e., gross premiums less return premiums and less premiums for reinsurance ceded which inures to the benefit of this cover) during the period for which computation is being made, plus the net unearned premiums at the beginning of the period, less the net unearned premiums at the end of the period; said unearned premiums to be computed on the monthly pro rata basis.

     (b) The term "policies" means each of the Company's binders, policies, contracts, cessions and certificates providing insurance on the perils and classes of business covered hereunder.

     (c) The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which, with respect to Continental U.S. losses and/or Canadian losses, occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of an directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one

PAGE


                                              No. 3525-0087
                                              EXHIBIT B

          municipality or county and the municipalities or counties contiguous thereto arising out of an directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this subsection (c)) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

     4. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

     For all those "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

     No individual losses occasioned by an event that would be covered by 72 hours clause may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                          Section 4
                          ---------

REINSURANCE PREMIUM
-------------------

     (a) As premium for the reinsurance provided hereunder during each contract year, the Company shall pay the Reinsurer .33% of its net earned premium for the contract year, subject to an annual minimum premium of $470,400.

     (b) The Company shall pay the Reinsurer an annual deposit premium of $588,000 in four equal installments of $147,000 on January 1, April 1, July 1 and October 1 of each year this Agreement remains in effect.

PAGE


                                              No. 3525-0087
                                              EXHIBIT B

     (c) "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 85% of the Company's individual premiums on Homeowners and Farmowners policies other than as respects Personal Article Floaters (PAF) and 65% of the Company's indivisible premiums on Businessowners policies shall be considered applicable to the perils and classes of business covered hereunder shall be considered subject premium.

                          Section 5
                          ---------

REINSTATEMENT
-------------

     In the event of the whole or any portion of the liability under this Agreement being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of occurrence of the loss at no additional premium.

                          Section 6
                          ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of amount paid or to be paid by the Company is received by the Reinsurer. The Company may, however, give the Reinsurer written notice of its intention to pay any loss on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

PAGE


                                              No. 3525-0087
                                              EXHIBIT B

     This Exhibit B is attached to and forms part of Reinsurance Agreement No.3525-0087 issued to SELECTIVE INSURANCE COMPANY OF AMERICA, SELECTIVE WAY INSURANCE COMPANY, SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST, SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0087

                          EXHIBIT C
                          ---------

                   THIRD EXCESS OF LOSS COVER
                   --------------------------

                          Section 1
                          ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996 under the Company's policies in force as of 12:01A.M., July 1, 1996 and new and renewal policies becoming effective on and after said date, covering business classified by the Company as set forth in the Article entitled Lines of Business Covered of the Agreement, except as excluded in the Article entitled Exclusions of the Agreement, subject to the limitations set forth in Section 2 hereof.

                          Section 2
                          ---------

LIMITS OF COVER
---------------

     (a) The Reinsurer shall not be liable for any loss until the Company's ultimate net loss on each risk in each occurrence involving one or more of the perils covered under this Agreement exceeds $5,000,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in excess of $5,000,000; but the Reinsurer's liability shall not exceed $5,000,000 on each risk in each occurrence; provided, the aggregate of reinsurance losses shall not exceed $15,000,000 in any one occurrence.

     (b) The Company shall be the sole judge of what constitutes one risk. When the Company provides an insured with a separate sublimit for Flood and/or Earthquake on an occurrence or annual limit basis, it is its intention to reserve the option to judge a loss or losses caused by one occurrence and falling to the sublimit as being one risk each insured.

PAGE


                                              No. 3525-0087

                          Section 3
                          ---------

DEFINITIONS
-----------

     (a) The term "Company's net premiums earned" used herein means the Company's net premiums written (i.e., gross premiums less return premiums and less premiums for reinsurance ceded which inures to the benefit of this cover) during the period for which computation is being made, plus the net unearned premiums at the beginning of the period, less the net unearned premiums at the end of the period; said unearned premiums to be computed on the monthly pro rata basis.

     (b) The term "policies" means each of the Company's binders, policies, contracts, cessions and certificates providing insurance on the perils and classes of business covered hereunder.

     (c) The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which, with respect to Continental U.S. losses and/or Canadian losses, occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of an directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous

PAGE


                                              No. 3525-0087

          thereto arising out of an directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this subsection (c)) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

     4. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

     For all those "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

     No individual losses occasioned by an event that would be covered by 72 hours clause may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                          Section 4
                          ---------

REINSURANCE PREMIUM
-------------------

     (a) As premium for the reinsurance provided hereunder during each contract year, the Company shall pay the Reinsurer .24% of its net earned premium for the contract year, subject to an annual minimum premium of $340,800.

     (b) The Company shall pay the Reinsurer an annual deposit premium of $426,000 in four equal installments of $106,500 on January 1, April 1, July 1 and October1 of each year this Agreement remains in effect.

     (c) "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of

PAGE


                                              No. 3525-0087

premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 85% of the Company's individual premiums on Homeowners and Farmowners policies other than as respects Personal Article Floaters (PAF) and 65% of the Company's indivisible premiums on Businessowners policies shall be considered applicable to the perils and classes of business covered hereunder shall be considered subject premium.

                          Section 5
                          ---------

REINSTATEMENT
-------------

     Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss. The first full amount so reinstated shall be at no additional charge. The Company agrees to pay, as the 2nd full limit reinstated an additional premium calculated at pro rata of the annual earned premium hereon for the calendar year during which the loss occurred, being pro rata as to the fraction of the face value of this Agreement (i.e., the fraction of $5,000,000) so reinstated and 100% as to the calendar year unexpired at the time of the occurrence of the loss. Nevertheless, the Reinsurer's liability hereunder shall never exceed $5,000,000 in respect of any one occurrence and, subject to the limit in respect of any one occurrence, shall be further limited to $15,000,000 in any one calendar year by reason of any and all claims arising hereunder.

                          Section 6
                          ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of amount paid or to be paid by the Company is received by the Reinsurer. The

PAGE



                                              No. 3525-0087

Company may, however, give the Reinsurer written notice of its intention to pay any loss on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

     This Exhibit C is attached to and forms part of Reinsurance Agreement No.3525-0087 issued to SELECTIVE INSURANCE COMPANY OF AMERICA, SELECTIVE WAY INSURANCE COMPANY, SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST, SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0087

                 INSOLVENCY FUNDS EXCLUSION CLAUSE
                 ---------------------------------

     Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.